July 2015 2015 Third Quarter Update

Forward-Looking Statements & Peer Group Abbreviations This presentation contains statements that relate to the projected or modeled performance or condition of Zions Bancorporation and elements of or affecting such performance or condition, including statements with respect to forecasts, opportunities, models, illustrations, scenarios, beliefs, plans, objectives, goals, guidance, expectations, anticipations or estimates, and similar matters. These statements constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act. Actual facts, determinations, results or achievements may differ materially from the statements provided in this presentation since such statements involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: competitive pressures among financial institutions; economic, market and business conditions, either nationally, internationally, or locally in areas in which Zions Bancorporation conducts its operations, being less favorable than expected; changes in the interest rate environment reducing expected interest margins; changes in debt, equity and securities markets; adverse legislation or regulatory changes; Federal Reserve reviews of our annual capital plan; and other factors described in Zions Bancorporation’s most recent annual and quarterly reports. In addition, the statements contained in this presentation are based on facts and circumstances as understood by management of the company on the date of this presentation, which may change in the future. Except as required by law, Zions Bancorporation disclaims any obligation to update any statements or to publicly announce the result of any revisions to any of the forward-looking statements included herein to reflect future events, developments, determinations or understandings. 2 BAC: Bank of America Corporation BBT: BB&T Corporation CMA: Comerica Incorporated C: Citigroup Inc. FITB: Fifth Third Bancorp HBAN: Huntington Bancshares Incorporated JPM: JPMorgan Chase & Co. KEY: KeyCorp MTB: M&T Bank Corporation PNC: PNC Financial Services Group, Inc. RF: Regions Financial Corporation STI: SunTrust Banks, Inc. UB: UnionBanCal Corporation USB: U.S. Bancorp WFC: Wells Fargo & Company ZION: Zions Bancorporation

Agenda • Company Profile • Common-Sized Balance Sheet and Income Statement • Small Business Focus • Economic Advantage: Footprint • Awards: Superior Brand • Fundamentals • Energy Portfolio • Efficiency Initiative • Outlook • Appendix 3

4 On a relative basis, Zions has an above-average cash position, is a strong commercial lender, has strong noninterest bearing deposits, and low debt. 18% 38% 19% 16% 10% 7% 26% 8% 30% 26% Cash Commercial Loans Commercial Real Estate Loans Consumer Loans Securities Earning Assets 37% 47% 2% 11% 2% 23% 48% 12% 12% 1% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Noninterest- Bearing Deposits Interest- Bearing Deposits Total Debt Common Equity + AOCI Pref Equity Liabilities and Equity 78% 22% 58% 42% 0% 20% 40% 60% 80% 100% Net Interest Income Noninterest Income Revenue ZION Peer Median Source: SNL Financial as of 1Q15 for peers, 2Q15 for ZION. Noninterest income excludes securities gains / losses. Major categories of assets and liabilities included, and percentages expressed as a sum of the total of the categories; does not include other assets or liabilities, such as intangibles, property, equipment, accounts payable, etc.. Median is calculated by major category; as such, the sum of the median ratios does not equal 100%.

$0 $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 $30,000,000 WF C B A C JP M US B B B T P N C ZIO N M TB R F C ST I H B A N FIT B KE Y CM A U B Commercial Loans Sized $100k - $1M Zions Punches Above Its Weight in Small Business Lending 5 Source: Call report data via SNL Financial, as of 1Q15 (In Thousands) 0% 5% 10% 15% 20% 25% ZIO N B B T H B A N R F M TB US B WF C JP M KE Y B A C P N C ST I CM A FIT B C U B Commercial Loans $100k-$1M, As a percent of total commercial loans

 Job Creation: Jobs grew in Zions' footprint by 15% during the last 10 years, a full 9 percentage points better than U.S. nonfarm payroll growth  GDP Growth: GDP growth in our footprint exceeded nominal U.S. GDP by an average of 1.2 percentage points per year (compounded) over the last ten years Stronger Economic Growth than Overall U.S. 6 Source: SNL, Bureau of Economic Analysis and Zions’ calculations as of 4Q14 0% 1% 2% 3% 4% 5% 6% B O K F Z IO N W F C B B T C Y N R F MT B U S B B P O P K E Y F H N S T I F N F G S N V P N C C M A F IT B H B A N Nominal GDP Footprint Growth Comparison weighted based on deposits

Awards: Nationally Recognized for Excellence • Twenty Four (24) Greenwich Excellence Awards in Small Business and Middle Market Banking (2014) • Including:  Excellence: Overall Satisfaction  Excellence: Likelihood to Recommend  Excellence: Treasury Management  Excellence: Financial Stability Zions is one of only four (4) U.S. banks that have been consistently awarded more than 10 Excellence awards since 2009, when the first survey was conducted. • Nationally Ranked in the Top 10 in Small Business Loan production 1 • Top team of women bankers – American Banker2 • Amegy Bank Named Ex-Im Bank Small Business Lender of the Year3 7 1. Volume and number of loans, SBA fiscal year ended September 30, 2013 2. One of five winning teams, 2014, Zions Bank 3. exim.gov, April 24, 2014

Agenda • Company Profile • Fundamentals • Capital • Credit Quality • Liquidity • Profitability • Energy Portfolio • Efficiency Initiative • Outlook • Appendix 8

Capital Levels are Among the Best in the Industry Regulatory capital ratios are Basel III. Source: SNL Financial as of 1Q15 for peers, 2Q15 for ZION 9 11.9% C U B ZIO N R F B A C JP M WF C KE Y B B T PN C CM A ST I M TB US B FIT B H B A N Common Equity Tier 1 Capital Ratio 14.2% 8% 9% 10% 11% 12% 13% 14% 15% ZIO N C U B B A C B B T R F W FC JP M P N C M TB US B KE Y ST I FIT B C M A H B A N Tier 1 Risk-Based Capital Ratio 0% 100% 200% 300% 400% ZIO N CM A R F U B KE Y ST I H B A N FI TB MT B B B T PN C W FC U SB C B A C JP M Debt / Tier 1 Common

Zions’ Credit Quality Metrics are Strong Through-the-Cycle Losses are Substantially Better than Most Peers 10 Source: SNL Financial as of 1Q15 for peers, 2Q15 for ZION; trailing 12 months net charge-offs used in the allowance / loan chart 0.0% 0.5% 1.0% 1.5% 2.0% U B C M A ZIO N M TB K EY P N C H B A N ST I WF C R F B B T B A C U SB FI TB JP M C Last 12 Month Net Charge-Offs As a percentage of loans 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% C JP M U SB ZIO N P N C FI TB B A C R F WF C M TB ST I K EY H B A N C M A B B T U B Total Allowance for Credit Losses/ Loans Net Charge-Offs Allowance for Credit Losses / Loans 0% 1% 2% 3% 4% 5% 6% M TB U B CM A ZIO N ST I P N C B B T KE Y US B H B A N R F WF C FIT B B A C JP M C Annualized Average NCO Rate of Overall Portfolio, 1990-2013

Strong Liquidity profile, Superior Deposit Franchise Over Time 11 0% 10% 20% 30% 40% 50% 60% 2000 2002 2004 2006 2008 2010 2012 2014 Noninterest-Bearing Deposits / Total Deposits ZION Peer Median C M A ZI O N K EY M TB B A C U B R F FI TB JP M P N C B B T WF C U SB ST I C H BA N Noninterest-Bearing Deposits / Total Deposits Source: SNL Financial as of 1Q15 for peers, 2Q15 for ZION 50% 60% 70% 80% 90% 100% JP M C WF C B A C R F ZIO N K EY C M A U SB P N C FI TB H B A N M TB B B T ST I U B Loans/ Deposits

Profitability: Historical Improvement driven primarily by capital actions; expected improvement likely driven by positive operating leverage 12 Source: SNL Financial *Adjusted ROAA and ROTCE for ZION excludes gains/losses on fixed income securities, debt extinguishment and preferred stock redemption cost, and reserve release, which is defined as provision for credit losses net of NCOs. Peers include the CCAR peers, as reported (unadjusted for any non-core / nonrecurring items) 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 Adjusted ROAA, Annualized ZION Peer Median 0% 2% 4% 6% 8% 10% 12% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 Adjusted ROTCE, Annualized ZION Peer Median

Net Interest Income Drivers: Loan Growth In Line with CCAR Banks, Lagging Small Regional Banks 13 Source: SNL Financial Smaller Non-CCAR Regional peer group selected based upon asset size that is reasonably comparable to the asset sizes of Zions’ affiliate banks Softer Growth Driven in part by risk management overhaul: • Disciplined underwriting (higher- than-peer hypothetical rates used in rate-shock scenario, resulting in lower leverage) • Concentration limits intentionally constraining growth of certain loan types, including energy and construction & land development (initially adopted in 2011) • Triggers set for risk management to review growth patterns of other loan types where growth exceeds certain thresholds (thresholds are set somewhat higher than nominal GDP growth) 0% 2% 4% 6% 8% 10% 12% 14% 16% 20 14 Q 1 20 14 Q 2 20 14 Q 3 20 14 Q 4 20 15 Q 1 20 15 Q 2 ZION CCAR Peer Median Smaller Non-CCAR Regional Bank Peer Median

Net Interest Income Drivers: Loan Growth is strongest in 1-4 Family, with declines in construction & land development and the National Real Estate Group 14 Source: Company documents;); NRE = National Real Estate Group, a division of Zions Bank that focuses on small business loans generally underwritten using SBA 504 guidelines. Year-over-Year Loan Growth Zions Bank California B&T Amegy Nat’l Bank of AZ Nevada State Bank Vectra Commercial & Industrial 12% 0% -3% 7% 5% 3% Owner Occupied (ex NRE) 6% 5% 2% -2% -12% 10% Construction & Land Dev. -24% -21% 4% 10% -27% -4% Term CRE (ex NRE) 1% 5% 25% 8% -6% -6% 1-4 Family 1% -3% 22% -4% 19% 12% Total (ex NRE) 4% -2% 4% 4% 1% 4% 3% 3% -12% 6% 8% -19% 0% 1% -$800 -$600 -$400 -$200 $0 $200 $400 $600 C&I (ex Energy) Owner Occupied (ex NRE) C&D Term CRE (ex NRE) 1-4 Family National Real Estate Energy Total Year-over-Year Loan Growth In Millions

Source: SNL Financial as of 1Q15 for peers, 2Q15 for Zions *Risk adjusted NIM calculated as net interest income less net charge-offs divided by average earning assets. Net Interest Income Drivers: Net Interest Margin Remains Stronger Than Peers 15 3.1% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% ZIO N B B T M TB H B A N R F US B WF C U B P N C KE Y C M A FIT B ST I C B A C JP M Risk-Adjusted NIM* 3.2% B B T ZIO N R F M TB H B A N US B C WF C KE Y FIT B ST I P N C U B CM A B A C JP M Net Interest Margin • Continued deposit growth without commensurate increase in loans resulted in slight NIM pressure • Continued investment in medium-duration government agency mortgage-backed securities & execution of interest rate swaps • Continue to expect substantial improvement in earnings if short-term interest rates increase

Net Interest Income Drivers: Loan pricing discipline supports NIM stability 16 3.0% 3.5% 4.0% 4.5% 5.0% 2Q14 3Q14 4Q14 1Q15 2Q15 Portfolio Yield vs. Production Yield New Production Coupon Loans HFI Yield Loans HFI Coupon • Stable linked-quarter loan yield • Coupon rate of new loan production (green) increased to 3.74% from 3.65% in the prior quarter, primarily due to a shift towards more smaller and mid- sized loans. • Volume of new production (not shown) increased 5% from prior quarter, but was offset by substantially higher prepayment rates in the Term CRE and 1-4 Family categories Loans HFI = Loans held for investment; the difference between the coupon and the yield is the net of amortizing fee income, partially offset by amortizing expense.

Net Interest Income: Zions is Positioned for Economic Recovery and Rising Rates 17 Source: Company Documents as of 2Q15 -$0.09 $0.00 $0.42 $0.78 $1.07 -5% 0% 5% 10% 15% 20% 25% 30% -100 0 100 200 300 N et In te re st I n co me C h an ge Basis Point Interest Rate Change Net Interest Income Interest Rate Sensitivity • 12-month simulated impact using a static balance sheet and a parallel shift in the yield curve, and is based on statistical analysis relating pricing and deposit migration to benchmark rates (e.g. Libor, U.S. Treasuries). • The upper end of the range displays the slow response, while the lower end displays the fast response, as defined below. • “Fast Response” refers to an assumption that market rates on deposits will adjust at a faster speed in response to changes in interest rates. • “Slow Response” refers to an assumption that market rates on deposits will adjust at a moderate rate (i.e. supply of deposits exceeds demand for loans). • Currency figures reflect the average EPS impact between the two methods. Midpoint of the Slow and Fast response Displayed in Earnings Per Share Terms

Agenda • Company Profile • Fundamentals • Energy Portfolio • Segmentation • Underwriting • Price Deck • Credit Metrics • Oil Price & Rig Count • Efficiency Initiative • Outlook • Appendix 18

Energy Loan Portfolio 19 Key Takeaways • $2.9 billion of outstanding balances at June 30, 2015 (Oil & Gas) • 7% of total loans • Diversified portfolio, primarily upstream / midstream / services (see slide 20) • No junior or second liens • Very modest growth in 2014, some run-off in 2015. Growth leading up to the drop in oil prices was constrained due to: • Internal concentration limits • Conservative underwriting • Underwriting of upstream includes numerous risk mitigants (see slide 22) • Underwriting of Energy Service portfolio includes low leverage and strong, stable equity sponsors (see slide 24) • Declines in 2015 attributable in part to strong capital markets activity: more than $100 billion of debt and equity capital has been injected into the oil and gas industry during 1H15. • Substantial hedging used by borrowers • Internal sensitivity analysis uses prices of mid-$50s for 8 quarters • Less than 1% peak annual energy loan losses in the wake of the last large energy commodity price decline Source: Company Documents; Deutsche Bank (capital markets activity in 2015)

Segmentation of Energy Portfolio 06/30/15: Well Diversified Portfolio 20 Source: Company Documents Oil Gas Upstream 33% Midstream 20% Downstream 5% Other 3% Oilfield 30% Energy Service Manufacturing 9% Balanced production between oil and gas: approximately half of weighted average production is oil and the other half is natural gas

Conservative Underwriting: What We Do, and What We Avoid 21 Source: Company Documents What We Do: • Upstream lending – multiple “haircuts” on oil / gas values and commodity prices to arrive at borrowing base (loan commitment amount) • Semi-annual borrowing base redeterminations and sensitivity testing to ensure proper equity cushion throughout the life of the loan • Energy services loans generally have conservative leverage ratios • Only work with a small group of select private equity firms with longstanding energy experience What We Avoid: • Borrowers who employ too much leverage, even if much of the debt is subordinate to ours • Borrowers with complex equity structures, especially where competing interests among equity groups/classes could delay or derail additional capital infusions • Management teams that are inexperienced and/or unproven • Energy service companies in the most cyclically sensitive parts of the industry: seismic companies, small independent drilling contractors and saltwater disposal services

Upstream (Reserve-Based) Underwriting 22 Typical Oil & Gas Reserve-Based Loan $100 - E&P company’s PV of oil & gas reserves using current NYMEX prices $ 85 - Zions’ risk-adjusted value of reserves (e.g. Zions applies discounts to non-producing reserves) $ 77 - Apply “bank price deck” (generally ~90% of NYMEX) to determine collateral value. $ 54 - Loan commitment amount (30% haircut if 25%+ of reserves are hedged) $ 46 - Loan commitment amount (40% haircut if less than 25% hedging) Notes: • Collateral value is based on engineering firm assessment of oil/gas reserves. For lending purposes, no more than 25% of the collateral may be comprised of non-producing reserves. Cash flows from the reserves are calculated by employing engineer’s projected volumes, bank oil/gas price deck and actual operating costs, then converted to present value using a 9% discount rate. • Utilization rates typically run near 50-60% on the loan commitment amount. Expect utilization rates to rise as commitments are reduced due to borrowing base redeterminations. Source: Company Documents In millions

0 20 40 60 80 100 120 140 160 Ja n -0 8 Ju l- 0 8 Ja n -0 9 Ju l- 0 9 Ja n -1 0 Ju l- 1 0 Ja n -1 1 Ju l- 1 1 Ja n -1 2 Ju l- 1 2 Ja n -1 3 Ju l- 1 3 Ja n -1 4 Ju l- 1 4 Ja n -1 5 Ju l- 1 5 Ja n -1 6 Ju l- 1 6 $ / B b l Amegy Price Deck vs. NYMEX Oil 12-mo. Fwd Strip NYMEX Amegy Strip Base Amegy Strip Sensitivity 23 Price Deck: Consistently Conservative vs. 12-Month Oil Futures Strip NYMEX Historical 12-Month Oil Futures Strip (Average of next 12 monthly futures contracts) NYMEX Forward 12-Month Oil Futures Strip Source: Company Documents; price deck has remained unchanged since February 2015

Energy Services – Key Credit Metrics 24 How We Mitigate Risk in Energy Service Lending • Conservative Capital Structures • Senior Debt / EBITDA: Generally underwritten in the 1.5-to-1 area • Has increased to approximately 2.5-to-1, driven primarily by decline in EBITDA. • Recall, Zions underwrites its energy services loans to withstand substantial downward EBITDA shocks, with the weighted average decline of nearly 40%. • Average Debt / Capitalization: less than 50% at origination • Strong sponsorship / access to capital • Private Equity firms sponsor a large portion of the energy loan portfolio; PE firms are typically dedicated to the energy industry, rather than generalists. • Dedicated PE sponsors: ~80% of total sponsors • Generalist PE sponsors: all have a significant amount of capital committed to the energy industry • Large portion of portfolio consists of publicly traded companies with strong balance sheets and access to multiple sources of capital • Geographically diversified client base with operations across most major basins • Most borrowers have significant operations in both oil and gas basins • Private companies without equity sponsors are typically very well capitalized with strong management teams (many have personal recourse or sponsorship from high net worth families) Source: Company Documents

Oil Price Decline History Drilling Rig Count Has Corrected Quickly and Significantly 25 Source: Bloomberg 0 20 40 60 80 100 120 T + 0 T + 5 T + 1 0 T + 1 5 T + 2 0 T + 2 5 T + 3 0 T + 3 5 T + 4 0 T + 4 5 T + 5 0 T + 5 5 T + 6 0 T + 6 5 T + 7 0 T + 7 5 T + 8 0 T + 8 5 T + 9 0 T + 9 5 T + 1 0 0 T + 1 0 5 T + 1 1 0 T + 1 1 5 In de x ed O il P ri c e s Oil Prices (spot price) Indexed to Beginning of Price Decline 1997-1998 2000-2001 2008 2014-2015 # of weeks since peak of oil price 0 20 40 60 80 100 120 140 T+ 0 T+ 5 T+1 0 T+1 5 T+2 0 T+2 5 T+3 0 T +3 5 T+4 0 T+4 5 T+5 0 T+5 5 T+6 0 T+6 5 T+7 0 T+7 5 T+8 0 T+8 5 T+9 0 T+9 5 T+10 0 T+10 5 T+11 0 T+11 5 In d exe d O il a n d Gas D ri ll in g R ig C o u n t US Oil and Gas Drilling Rig Count Peak to Trough, Indexed to Beginning of Oil Price Decline 1997-1998 2000-2001 2008 # of weeks since peak of oil price

Agenda • Company Profile • Fundamentals • Energy Portfolio • Efficiency Initiative • Overview • Noninterest Expense • Efficiency Ratio • Outlook • Appendix 26

On June 1, 2015, Zions announced several organizational and operational changes, including: • Consolidate bank charters from seven to one while maintaining local leadership, local product pricing, and local brands • Create a Chief Banking Officer position, with responsibility for retail banking, wealth management, and residential mortgage lending • Consolidate risk functions, while emphasizing local credit decision-making • Consolidate various non-customer facing operations • Continue investment in building best-in-class technology infrastructure These changes are designed to: • Improve the customer experience (e.g., faster turnaround times) • Simplify the corporate structure and how Zions does business • Drive substantial positive operating leverage: + Increased revenue from growth in loans, deployment of cash to mortgage-backed securities, interest-rate swaps, and core fee income + Holding noninterest expense to below $1.6 billion in FY15 and FY16, slight increase in FY17 = Efficiency Ratio ≤ 70% in 2H15, ≤ 66% in FY16, and low 60s in FY171 27 Major 2Q15 Announcements: Efficiency Initiative 1 Assumes two 25 basis point fed funds rate increases by the end of 2017

Noninterest Expense - Informing the Outlook: Insight into seasonality and other specific items 28 $404.1 $5.9 $2.6 $2.7 $2.4 $1.7 $0.7 $9.2 $2.3 $399.6 $380 $385 $390 $395 $400 $405 Reported NIE Seasonal Share- Based Compensation Incentive Plans Based on Stock Price Indemnification Asset Expense Debt restructuring Severance Professional Services Related to Efficiency Initiative Insurance Recovery on Previous Litigation Provision for Unfunded Adjusted NIE Noninterest Expense Adjustments: 2Q 2015 In Millions Adjusted noninterest expense adjusts expenses attributable to share-based compensation grants that immediately vest for employees that are immediately eligible for retirement; incentive compensation plans whereby the expense of the plan increases as the stock price increases; the indemnification asset expense, which is the FDIC’s portion of excess income realized from loans purchased from the FDIC in 2009; debt restructuring expense due to prepayment penalties incurred by paying off debt early; severance; certain professional services expenses; insurance recoveries related to losses incurred in the fourth quarter of 2014; the provision for unfunded lending commitments. • Noninterest expenses were somewhat higher than in the prior quarter due to several items as shown above, partially offset by a $9.2 million insurance recovery on previous litigation and a negative provision for unfunded commitments. • The adjusted noninterest expense figure of $399.6 million is provided to inform the outlook into the second half of 2015. It is not intended to be a “core” or “operating” figure, but may be useful to some investors. • Cost cutting from the efficiency initiative is still in the early stages. • The Company is reiterating its commitment to maintain total noninterest expense (including seasonal items, but excluding restructuring and severance) below $1.6 billion in 2015 and 2016, with a slight increase above that threshold in 2017.

Efficiency Ratio 29 73.3% 73.0% 74.1% 72.3% 71.4% 55% 60% 65% 70% 75% 80% 2Q14 3Q14 4Q14 1Q15 2Q15 Noninterest Expenses as a Percentage of Net Revenue1 • The efficiency ratio improved modestly to 71.4%, from 73.3% a year ago. • The Company is reiterating its commitment to holding the efficiency ratio to 70% or better in the second half of 2015, 66% or better in 2016, and in the low 60s in 2017. 1) Efficiency ratio defined as noninterest expense adjusted for severance, other real estate expense, provision for unfunded lending commitments, debt extinguishment costs, amortization of core deposit intangibles, restructuring costs, expressed as a percentage of, the sum of fully-taxable equivalent net interest income, noninterest income excluding gains / losses on securities, and fair value and nonhedge derivative income.

Agenda • Company Profile • Fundamentals • Energy Portfolio • Efficiency Initiative • Outlook • Next 12 Month Outlook • Capital Return Opportunities • Appendix 30

Next 12-Month Outlook Summary

Relative to 2Q15 Results

Topic	Outlook	Comment
Loan Balances	Slightly to Moderately Increasing	• Prepayments remain volatile, energy lending softness making net loan growth difficult to forecast
Net Interest Income	Moderately Increasing	• Driven by loan growth, MBS purchases, and debt reduction late in 2H15 • Deploying cash into medium duration (~3.5 years), HQLA-qualifying agency MBS • Adding 3-5 year interest rate swaps
Provisions	Flat to Slightly Positive	• On average, provisions likely to be flat to slightly positive, reflecting low net charge-offs, loan growth, and expected downgrades of energy-related loans
Fee Income	Moderately Increasing	• Excluding securities gains/losses, branch sales, fair value & nonhedge derivative income, similar items
Noninterest Expense	Stable	• We expect NIE of less than $1.6 billion in FY15 and FY16 • Includes elevated spending on technology systems overhaul to continue, although substantially embedded in 2Q15 run-rate.

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ZIONS BANCORPORATION

Capital Return Opportunities 32 1 Federal Reserve’s model Source: SNL Financial *UB not included, as it is not a publically traded company Strong Capital Levels, but Limited Return of Capital: • Low 5.1% Tier 1 Common result on 2014 DFAST from Federal Reserve vs. Zions’ modeled 8.6%. • Further enhancement to post- stress capital ratios may be achieved through the sale of all CDOs, retained earnings, addition of MBS and swaps, and redemption of high-cost debt / preferred equity • With strong nominal capital levels, significant levels of capital returns should be possible as earnings normalize and CCAR results strengthen 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% H BA N K EY B A C FI TB WF C U SB C M A P N C JP M ST I R F M TB B B T C ZI O N Dividends Paid & Common Stock Buyback as a percent of Earnings (FY 2014) On July 17, 2015, the Federal Reserve issued a notice of proposed rulemaking proposing to use only the Basel III Common Equity Tier 1 (CET1) ratio for DFAST/CCAR 2016. Zions fared substantially better in this metric in its 2015 severely adverse scenario.1

Agenda • Company Profile • Fundamentals • Energy Portfolio • Efficiency Initiative • Outlook • Appendix • CDOs • Risk Management • Technology Projects 33

Major 2Q15 Announcements: Sold the remainder of the CDOs as de-risking efforts continue 34 • As announced in mid-June, Zions sold the remaining balance of its collateralized debt obligation (CDO) portfolio. • Recognized loss of $137 million on $574 million (amortized cost) of such securities. • 2Q15 sale effectively reduced risk-weighted assets by $1.0 billion • Zions recognized approximately $2 million of interest income from CDOs in 2Q15 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 4Q12 4Q13 4Q14 2Q15 CDOs, Par Value In Millions

• Risk Management • Complete overhaul of risk management infrastructure since 2009 • Exhaustive review and enhancement of policies / procedures • Complete overhaul of organization structure and staffing levels • Risk Profile • Construction & Land Development loan concentration significantly reduced • High-risk securities: All Bank & Thrift CDOs sold • Government Agency MBS purchases may reduce common stock volatility associated with Fed monetary policy changes • Risk Governance • Four new board members added to further enhance risk management • CCAR / Stress Testing: fully implemented in three years from minimal infrastructure 35 Significant Change to Risk Profile May Not Be Reflected in Stock

2008 2014 0% 5% 10% 15% 20% 25% 30% 35% C&I C&D Owner Occupied Term CRE 1st Lien Mtg HELOC / 2nd Lien Mtg Consumer Risk Management: Construction & Land Development (C&D) Exposure Has Been Significantly Reduced 36 • Orange bars show loan balance at the sub-type level as a percentage of total loans in 2008 Q4 • Green bars show loan balance at the sub-type level as a percentage of total loans in 2014 Q4 • Zions experienced its highest loan loss rates within the loan sub-type Construction & Land Development • The Construction & Land Development loan balance concentration has been significantly reduced since 2008, as illustrated by the red oval.

Zions Bancorporation System and Operational Upgrades Currently five major initiatives underway to implement best-in- class operating systems and simplify our operating model • FutureCore – Replaces three core systems which have been customized for each of our affiliates with a fully-integrated core processing system • Implement and Standardize a new chart of accounts and management reporting software (largely completed) • Enterprise Loan Operations– Reorganization of our current operating environment from 15 loan operations centers to two • Credit LEAD- One workflow system to originate and maintain loans across all commercial lending phases (new, renewal, modification, review) • Data Governance – Formalizing and standardizing the structure regarding the collection and management of data across the enterprise 37

Systems Upgrade Overview-- FutureCore • FutureCore is a program initiated by Zions Bancorporation to replace its core operating systems into a single application • Zions managed, but 3rd party oversight reports directly to the board 38 batch batch online batch batch batch batch batch batch batch batch batch batch batch batch batch batch & online batch batch batch batch batch batch batch & online batch RCIF (Customer Information) Account Analysis Address Standardization (Code-1) Data Warehouse Norkom AML Kiting Inbound Returns (IRX) General Ledger Exceptions Express Retirement Reporting Relationship Pricing Overdraft Review (ORS) Statements, Notices & Forms Transaction Gateway batch batch batch batch & online batch & online batch & online batch & online batch & online batch batch & online batch batch & online batch batch & online batch & online batch & online batch & online Affinity Reporting Amegy Mortgage Bankcard (FDR) Chargeoffs Cash Management Combined Statements Collections ESB Web Services Card Management (Trans24) Fraudlink On-us Fraudlink Deposit Batch & Online batch & online batch & online batch batch batch batch batch Batch batch & online Batch online Flooring Leasing Mortgage Loans Internet Banking OFAC Vector 11 Safebox Zeus Service Desktop Wiresbatchbatch online online Online batch batch batch batch & online Settlement Manager batch Large Cash Reporting batch Tax Reportingbatch Voice Response Interface Details MICR batch Deposits (Checking, Savings, Money Market, OD Credit Lines) Account Recon Credit Bureaus FDIC Failed Bank ERD/ FAX ATM Mini Statements Click Tactics Dreyfuss sub-accounting Controlled Disbursements Microlink Banklink Metavante Risk Management Reg E Provider Pay Vector 3000 Finesort Treasury Internet Banking batch batch batch & online batch batch batch batch batch & online batch batch batch batch & online batch batch batch & online batch batch batch batch batch batch batch batch batch batch & online batch batch batch & online batch batch batch batch & online batch batch Consumer Loan Origination (APPRO) Collateral File Float Pricing online batch batch & online batch batch batch batch Interf c Details Time (CD’s & IRA’s) Esigna Frontier Harland Clark BaRT Retail Services NBA Amegy ACH Hart Hanks batch batch batch batch batch batch batch batch & online batch batch batch batch batch online batch batch batch batch batch batch online batch & online Interfac Details batch Base24 ATM/POS ACLS (Consumer Loans) batch & online batch batch batch batch batch batch batch batch batch batch MDM Risk Grade batch batch Patriot Officer Bar Code System Debt Cancellation Imaging Premier Insurance Tickler PMP (Experian) Payment Coupon Vendor batch batch batch batch & online Interface De il Shaw CL (Commercial Loans) batch & online batch & online batch batch batch batch batch batch batch & online batch batch Bloomberg (rate updates) batch batch batch Interface Details Online Online Online CLCS (Construction Loans) Interface Details Batch batch Dunn & Bradstreet batch batch batch batch batch Affiliate Banks Batch Common Integration Services Layer Account AnalysisAddress Standardization (Code-1) Data Warehouse Norkom AML Kiting General Ledger Retirement Reporting Statements, Notices & Formsbatch batch batch & online batch & online batch batch batch & online batch & online Affinity Reporting Amegy Mortgage Bankcard (FDR) Chargeoffs Cash Management Combined Statements Collections ESB Web Services Card Management (Trans24) Fraudlink On-us Fraudlink Deposit batch & online batch & online batch & online batch batch batch batch batch batch & online batch online Flooring Leasing Mortgage Loans Internet Banking OFAC Vector 11 Safebox Zeus Service DesktopWires batchbatch online online online batch batch batch batch batch & online Settlement Manag r batch Large Cash Reporting batch Tax Reporting batch Voice Resp se MICR batch Account ReconCredit Bureaus FDIC Failed Bank ERD/ FAX ATM Mini- Statements Click Tactics Dreyfuss sub-accounting Controlled Disbursements Microlink Banklink Metavante Risk Management Reg E Provider P y Vector 3000 Finesort Treasury Internet Banking batch batch batch batch batch batch & online batch batch batch batch & online batch batch batch batch Consumer Loan Origination (APPRO) Collateral File Float Pricing batch batch Esigna Frontier Harland Clark Retail Services NBA Amegy ACH Hart Hanks batch batch batch batch batch Base24 ATM/POS batch batch batch MDM Risk Grade batch Patriot Officer Bar Code System Debt Cancellation Imaging Premier Insurance Tickler PMP (Experian) Payment Coupon Vendor batch batch batch batch Bloom erg (rate updates) online batch batch Dunn & Bradstreet batch batch batch batch batch Affiliate Banks batch Integrated Core (CIF, Deposits, Loans) t rfa Detailsbatch Commercial Loan Origination (Capital Stream) batch Current State Future State